UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 2, 2017, Global Payments Inc. (the “Company”) and Athens Merger Sub, LLC, a newly formed wholly-owned subsidiary of the Company (“Merger Sub”), entered into a Stock Purchase and Merger Agreement (the “Purchase Agreement”) with Athlaction Topco, LLC (“ACTIVE Network”), VEPF III AIV VI-A, L.P., VEPF IV AIV VII-A, L.P. and VFF I AIV IV-A, L.P. (collectively, the “Vista Blocker Sellers”), Vista Equity Partners Management, LLC, as the representative of sellers (“Vista”), and, solely for purposes of certain specified sections of the Purchase Agreement, VEPF III AIV VI, L.P., VEPF IV AIV VII, L.P. and VFF I AIV IV, L.P (collectively, the “Vista AIVs”) and Vista Equity Partners Fund III GP, LLC, Vista Equity Partners Fund IV GP, LLC and Vista Foundation Fund I GP, LLC (collectively, the “Vista GPs”), pursuant to which the Company will acquire ACTIVE Network’s communities and sports divisions in a cash-and-stock transaction. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, and following the completion of certain pre-closing reorganization steps, as a result of which the outdoors business of ACTIVE Network will no longer be owned by ACTIVE Network, the Company will at closing, through a series of transactions, hold, directly or indirectly, 100% of the issued and outstanding equity interests of ACTIVE Network.

The aggregate consideration to be paid by the Company under the Purchase Agreement is $1.2 billion, consisting of $600 million in cash, which the Company intends to fund by drawing on its revolving credit facility and with cash on hand, and 6,357,509 shares of the Company’s common stock having a value of approximately $600 million based on the Company’s volume weighted average trading price for the ten trading days preceding the execution of the Purchase Agreement, subject to customary adjustments as provided in the Purchase Agreement. In addition, the sellers (with the exception of certain management sellers) will be subject to certain lock-up restrictions, and will agree not to (subject to customary exceptions), during the period commencing at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) and (i) with respect to 16.7% of the shares of the Company’s common stock received as stock consideration, ending on December 31, 2017 and (ii) with respect to the remaining 83.3% of shares of the Company’s common stock received as stock consideration, ending on December 31, 2018, transfer or dispose of any of such shares. Following the Closing, the Company will, among other things, prepare and file with the Securities and Exchange Commission (“SEC”) an automatic shelf registration statement on Form S-3, or an amendment to an existing shelf registration statement, relating to the resale of the applicable shares of Company’s common stock issued as stock consideration.

At Closing, the Company and the sellers (with the exception of certain sellers who are current or former employees of ACTIVE Network or any of its subsidiaries) will enter into a Stockholders’ Agreement, pursuant to which such sellers will be subject to certain additional transfer restrictions as well as customary standstill provisions prohibiting the sellers from taking certain actions until the second year anniversary from the date of Closing, including increasing their ownership in the Company to 6% or more of the Company’s outstanding common stock without the Company’s prior written consent.

The Purchase Agreement contains customary representations, warranties and covenants. The completion of the acquisition is subject to the completion of certain pre-closing reorganization steps and the execution of a contribution agreement, as a result of which the outdoors business of ACTIVE Network will be distributed to the holders of ACTIVE Network equity interests and will no longer be owned by ACTIVE Network and its subsidiaries, as well as certain customary conditions, including, among others, the expiration of any waiting period applicable to the acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Purchase Agreement contains certain customary termination rights, including the right of either party to terminate the Purchase Agreement if the Closing has not occurred by December 29, 2017.

The foregoing description of the acquisition and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company, ACTIVE Network, the sellers, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, ACTIVE Network, the sellers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 3.02. Unregistered Sale of Equity Securities.
The information set forth in Item 1.01 of this report related to the proposed issuance of the Company’s common stock pursuant to the Purchase Agreement, which is subject to the terms and conditions set forth in the Purchase Agreement, is incorporated by reference into this Item 3.02. The Company is relying on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) thereof and rules and regulations of the SEC promulgated thereunder. The Company’s common stock to be issued pursuant to the Purchase Agreement will be issued to the Vista AIVs, the Vista GPs, the Vista Blocker Sellers, and certain other sellers, each of whom is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
2.1
Stock Purchase and Merger Agreement, dated as of August 2, 2017, by and among Athlaction Topco, LLC, the Vista Blocker Sellers (as defined therein), Vista Equity Partners Management, LLC, as Sellers’ Representative, Global Payments Inc., Athens Merger Sub, LLC and the Vista AIVs and Vista GPs (as defined therein and solely for the limited purposes set forth therein)†

† Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

Cautionary Statements Regarding Forward-Looking Information
Investors are cautioned that some of the statements we use in this report contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance associated with the proposed acquisition of ACTIVE Network include the ability to meet closing conditions at all or on the expected terms and schedule, business disruption during the pendency of the acquisition or thereafter making it more difficult to maintain business and operational relationships, including the possibility that our announcement of the acquisition could disrupt our or ACTIVE Network’s relationships with financial institutions, customers, employees or other partners; and difficulties and delays in integrating the ACTIVE Network business or fully realizing benefits of the acquisition at all or within the expected time period. Additional factors that could cause events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in the Company’s Transition Report on Form 10-K for the seven months ended December 31, 2016, and any subsequent filings with the Securities and Exchange Commission.

Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events, except to the extent required by the federal securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	August 8, 2017	By: /s/ Cameron M. Bready
Cameron M. Bready
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Stock Purchase and Merger Agreement, dated as of August 2, 2017, by and among Athlaction Topco, LLC, the Vista Blocker Sellers (as defined therein), Vista Equity Partners Management, LLC, as Sellers’ Representative, Global Payments Inc., Athens Merger Sub, LLC and the Vista AIVs and Vista GPs (as defined therein and solely for the limited purposes set forth therein)†

† Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.